UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 28, 2005
                                                         -----------------
                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)

       Pennsylvania                        1-5084                23-1145880
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(State or Other Jurisdiction of         (Commission         (I.R.S. Employer
 Incorporation or Organization)          File Number)        Identification No.)


 2801 Hunting Park Avenue, Philadelphia, Pennsylvania                  19129
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(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01.    Entry into a Material Definitive Agreement.
              -------------------------------------------

         On February 28, 2005, Tasty Baking Company (the "Company") executed the Waiver and Seventh Amendment to Credit Agreement (the "Amendment") with PNC Bank, NA and Citizens Bank of Pennsylvania (the "Banks"). The Amendment amends the Credit Agreement dated January 31, 2002 as amended by the First Amendment to Credit Agreement dated January 29, 2003, the Second Amendment to Credit Agreement dated March 18, 2003, the Third Amendment to Credit Agreement dated July 27, 2003, the Fourth Amendment to Credit Agreement dated November 7, 2003, the Fifth Amendment to Credit Agreement dated January 23, 2004 and the Sixth Amendment to Credit Agreement dated January 21, 2005 (together, the "Credit Agreement"). The Amendment specifically waives the Company's compliance with both the Minimum Tangible Net Worth and the Capital Expenditure covenants for the fiscal quarter ended December 25, 2004 and prospectively amends certain definitions and financial covenants in the Agreement, including EBITDA, Accepted Non-Cash Charges and Minimum Tangible Net Worth.

         For additional information regarding the Credit Agreement, please refer to the Company's discussion of Notes Payable and Long-Term Debt in Note 5 of its 2003 Annual Report to Shareholders, which is incorporated herein by reference from Exhibit 13 to the Company's Annual Report on Form 10-K for fiscal year ended December 27, 2003.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under
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              an Off-Balance Sheet Arrangement of a Registrant.
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         On February 28, 2005, the Company entered into the Waiver and Seventh
Amendment to Credit Agreement. Upon a default under the Credit Agreement, including the non-payment of principal or interest, the obligations under the Credit Agreement may be accelerated. The material terms and conditions of the Amendment are set forth in Item 1.01 of this Current Report on Form 8-K and are incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TASTY BAKING COMPANY
                                              --------------------
                                              (Registrant)


         Date:  March 1, 2005                 /s/ David S. Marberger
                                              ----------------------
                                              David S. Marberger
                                              Senior Vice President and Chief
                                              Financial Officer


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